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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


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                            Electric Lightwave, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                                        Administrative Offices
[GRAPHIC OMITTED]                                          4400 NE 77th Avenue
                                                   Vancouver, Washington 98662
                                                                (360) 816-3000


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                                                                April 18, 2000


                  This revised notice only changes the time for
         the Annual Meeting of Stockholders to 1:00 P. M., Central Time
                    from the previously scheduled 3:00 P. M.


                REVISED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
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To the Stockholders of
ELECTRIC LIGHTWAVE, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Electric Lightwave, Inc. will be held at the Hilton Minneapolis Towers, Minneapolis, MN on Thursday, May 18, 2000 at 1:00 p.m., Central Time, for the following purposes:

1.    To elect directors; and

2. To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

         The Board of Directors has fixed the close of business on March 23, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

         A complete list of stockholders entitled to vote at the meeting will be open to the examination of stockholders during ordinary business hours, for a period of ten days prior to the meeting, at the offices of Maslon Edelman Borman & Brand LLP, 2200 Norwest Center, Minneapolis, MN and at the site of the meeting on the meeting date.

                                           By Order of the Board of Directors


                                           Charles J. Weiss
                                           Secretary